Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2009

Portfolio:                  Credit Suisse High Income Fund
Security:                   Frontier Communications
Date Purchased:             4/3/2009
Price Per Share:            $91.81
Shares Purchased
by the Portfolio *:         100
Total Principal Purchased
by the Portfolio *:         $91,805.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Income Fund
Security:                   Rio Tinto Finance USA Ltd.
Date Purchased:             4/14/2009
Price Per Share:            $97.59
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $73,189.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Income Fund
Security:                   Rio Tinto Finance USA Ltd.
Date Purchased:             4/14/2009
Price Per Share:            $98.81
Shares Purchased
by the Portfolio *:         70
Total Principal Purchased
by the Portfolio *:         $69,163.50
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Joint Lead-Manager


Portfolio:                  Credit Suisse High Income Fund
Security:                   HCA Inc.
Date Purchased:             4/15/2009
Price Per Share:            $96.76
Shares Purchased
by the Portfolio *:         117
Total Principal Purchased
by the Portfolio *:         $113,203.35
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Citigroup
Member:                     Co-Manager


Portfolio:                  Credit Suisse High Income Fund
Security:                   JBS USA LLC/JBS USA Finance.
Date Purchased:             4/22/2009
Price Per Share:            $95.05
Shares Purchased
by the Portfolio *:         285
Total Principal Purchased
by the Portfolio *:         $270,881.10
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JP Morgan
Member:                     Co-Manager


Portfolio:                  Credit Suisse High Income Fund
Security:                   Nielson Finance LLC
Date Purchased:             4/24/2009
Price Per Share:            $92.17
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $69,129.75
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JP Morgan
Member:                     Joint Lead-Manager



Portfolio:                  Credit Suisse High Income Fund
Security:                   Supervalue Inc.
Date Purchased:             4/30/2009
Price Per Share:            $97.00
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $72,750.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Greenwich Capital Markets
Member:                     Joint Lead-Manager


Portfolio:                  Credit Suisse High Income Fund
Security:                   CSC Holdings Inc.
Date Purchased:             1/8/2009
Price Per Share:            $88.89
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $66,667.50
% of Offering Purchased
by the Portfolio:           0.01%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Income Fund
Security:                   Fresenius US Finance II
Date Purchased:             1/15/2009
Price Per Share:            $93.08
Shares Purchased
by the Portfolio *:         100
Total Principal Purchased
by the Portfolio *:         $93,076.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Income Fund
Security:                   CSC Holdings Inc.
Date Purchased:             2/9/2009
Price Per Share:            $95.20
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $71,400.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Income Fund
Security:                   Forest Oil Corp.
Date Purchased:             2/11/2009
Price Per Share:            $95.15
Shares Purchased
by the Portfolio *:         150
Total Principal Purchased
by the Portfolio *:         $142,725.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan
Member:                     Joint Lead-Manager

Portfolio:                  Credit Suisse High Income Fund
Security:                   Boeing Co.
Date Purchased:             3/10/2009
Price Per Share:            $99.56
Shares Purchased
by the Portfolio *:         64
Total Principal Purchased
by the Portfolio *:         $63,718.40
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     UBS
Member:                     Co-Manager

Portfolio:                  Credit Suisse High Income Fund
Security:                   Alcoa Inc.
Date Purchased:             3/18/2009
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         350
Total Principal Purchased
by the Portfolio *:         $350,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Morgan Stanley
Member:                     Joint Lead-Manager